SUPPLEMENT TO THE SPARTAN(registered trademark) ARIZONA
MUNICIPAL INCOME FUND
OCTOBER 23, 1997
PROSPECTUS
The following information replaces the similar information found in the "FMR and Its Affiliates" section on page 8.
Christine Thompson is Vice President and manager of Spartan Arizona Municipal Income, which she has managed since July 1998. She also manages several other Fidelity funds. Since joining Fidelity in 1985, Ms. Thompson has worked as a senior analyst and portfolio manager.